Corporate Presentation

BTCS Inc. (Nasdaq: BTCS)

March 16, 2022

https://www.btcs.com

Safe Harbor

The following presentation contains statements, estimates, forecasts and projections with respect to future performance and events, which constitute forward-looking statements. Those statements include statements regarding the intent and belief or current expectations of BTCS and its management team, regarding our blockchain infrastructure operations business, planned continued expansions, market opportunity, the risk profile of our digital asset holdings, plans regarding securing other proof of stake blockchains, expected gross margins, our balance sheet growth, our beliefs regarding the correlation between the adoption success of the internet and the potential success and adoption of blockchain, accelerating the development of our platforms and expectations on commercializing both our digital asset data analytics platform, and our staking-as-a-service platform. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, without limitation, unexpected accounting adjustments, the rewards and costs associated with validating transactions on proof-of-stake blockchains, significant decrease in value of our digital asset holdings, and our rewards while locked up, loss or theft of the private withdrawal keys resulting in the complete loss of our digital assets and reward, as well as those risks detailed in our filings with the SEC, including our Form 10-K filed with the SEC on March 11, 2022. Neither BTCS nor any of its affiliates undertakes any obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Summaries of documents contained herein and in our filings with the SEC may not be complete and are qualified in their entirety by reference to the complete text of such document. In making an investment decision, you must rely on your own examination of these documents and such additional due diligence as you deem appropriate. We have not authorized any other person to provide you with information that is different from the information contained in our filings with the SEC. If anyone provides you with different or inconsistent information, you should not rely on it.

Our filings with the SEC are available to the public on, and may be reviewed at, the SEC's website (www.sec.gov) and on BTCS' web site (www.btcs.com). The content on our website is not incorporated into this presentation.

BTCS Company Overview

BTCS provides **data analytics tools** and generates revenue by **securing next-generation blockchain** infrastructures.

Company History

Since going public in 2014, BTCS has been the first pure-play U.S. public company to:

2014 — **mine** Bitcoin

2017 — implement a **digital asset treasury** strategy

2021 — secure **next-generation proof-of-stake** blockchains

2022 — pay a dividend payable in Bitcoin, a **Bividend**

Financial Highlights (2021 year ended)

- $37.8 million **cash & crypto FMV**
- $1.2 million **revenue** generated from blockchain infrastructure operations
- $15.9 million **capital** raised via common stock at average price of $8.20 per share*
- 900% **growth** of assets YOY**
- **Debt-free**
- 41% **insider ownership**

* In addition to common stock warrants were also issued in the March 2021 $9.5 million financing. Excludes the $1m convertible note financing (repaid) and $1.1m investment from officers and directors noted herein.
** Increase is a result of both additional investment and increase in the fair market value of crypto.

Blockchain – Crypto Exposure Options

BTCS offers investors the opportunity to gain **exposure to crypto markets** with a focus on **next-generation blockchains** powering Web 3.0 and the growth of NFTs, Defi, and the Metaverse.

Direct Crypto Ownership

Directly investing in crypto can involve greater market and security risks than traditional investing.

bitcoin, ethereum, litecoin, Polkadot, CARDANO, COSMOS, Tezos, DOGECOIN, polygon, SOLANA, AVALANCHE, Terra

VC & Private Inv.

Private market investing can present opportunities with great potential, but also typically pose a higher risk for investors, including:

- Challenging to get good deal flow
- Limited liquidity
- Less disclosure requirements
- Larger investment typically required

Public Companies

1st Generation Blockchains (Bitcoin)	vs.	Next-Generation Blockchains (Web 3.0, NFTs, DeFi, etc.)
Nasdaq - 28 Options		Nasdaq - 2 Options
19 Bitcoin Miners: MARATHON DIGITAL HOLDINGS, RIOT, HUT 8, TERAWULF, Sphere3D, ecoark, Cipher MINING		Small-Cap: BTCS
4 Exchanges / 5 Other: coinbase, bakkt, EQONEX		Large-Cap: coinbase *(Primarily an exchange)*
OTC ~ 25 Options: Integrated Ventures Inc, GRAYSCALE, ROCKETFUEL		NEO EXCHANGE ~ 4 Options: Defi Technologies, WonderFi, tokens.com, ETHER CAPITAL

The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management. While we believe the information to be accurate, there may be more exposure options available.

BTCS

Industry Overview

Blockchains Ushering in a New Era of Technology

The computer and internet age ushered in the **digitization and proliferation of information** on a global scale. Blockchains are ushering in an age of **asset digitization and transfer** without the need for trusted intermediaries (banks, exchanges, governments, etc.)



The internet changed the way people communicate with each other.
Blockchains change the way people transact with each other.
Growth
Mainframe Computers
Personal Computers
Internet
Social Media and Cloud
1st Generation Blockchains
Next-Generation Blockchains
BTCS
Digitization of Information
Digitization of Assets
1970s
1980s
1990s
2000s
2010s
2020s
Time

* The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management.

Blockchains Explained

A blockchain ledger is a **distributed ledger** maintained by a network of computer nodes that verify and validate transactions.

Traditional vs. Blockchain Systems


Centralized
Ledger

Trust / consensus entrusted to **third party intermediaries**.

Trust / consensus built into the Blockchain network and **secured by cryptography**.


BTCS
Distributed
Ledger

How Blockchains Work

Transaction (payment, contract, record etc.) is broadcasted to a **peer-to-peer network** of computers, also referred to as nodes or validators.

The network of validators uses consensus algorithm to **validate the transaction**.

Once validated, the transaction is combined with other transactions to **create a new block** of data to be added to the ledger.

The new block is permanently added to the existing and **unalterable blockchain ledger**.

Enormous Market Opportunity & Relative Comparison

Web 3.0 and transaction-based industries built on next-generation blockchain technologies represent a **multi-trillion market opportunity**.

1st Generation Blockchains

Bitcoin and gold are storers of value. If both assets were priced similarly, each Bitcoin would be worth over **$590,000**, nearly **16 times** larger than the current value.



Gold Reserves
$11.5T(2)
Bitcoin
$740B(1)

Next-Generation PoS Blockchains

The internet's future will be transformed by next-generation blockchains that serve as the backbone of digital assets and ownership in **Web 3.0**.



Estimated Internet Value
(conservative)
$30T
WWW
Top 4 Next-Generation Blockchains (3)
$400B(1)

Sources: (1) CoinMarketCap.com as of 3/14/2022, (2) world gold reserves according to World Gold Council (End-2019), (3) Includes Ethereum, Solana, Cardano and Polkadot.

Focus on Next-Generation Blockchains

1st Generation Blockchains (Bitcoin)

vs.

- Bitcoin serves as a digital **store of value**, similar to gold. Like gold, Bitcoin has a finite supply and value is determined by supply and demand dynamics.
- Bitcoin has been instrumental in bringing **attention** to blockchain technologies and crypto assets to the general public.



1st Blockchains
(Currency)
Next-Generation Blockchains
(DeFi, NFT, Metaverse etc.)
ethereum
EOS
STORJ
IOTA
Polkadot.
Filecoin
COSMOS
BitTorrent
FOAM
sia
iexec
golem
elrond
ONTology

Next-Generation Blockchains (Web 3.0)

- BTCS focuses on next-generation Proof-of-Stake (PoS) blockchains that serve as the infrastructure of Web 3.0 and power **DeFi**, **NFT**, **and Metaverse** ecosystems.
- Web 3.0 represents the **next evolution of the web/internet** and is built upon the core concepts of decentralization, openness, and greater user utility.
- BTCS believes these next-generation PoS blockchains can be as **disruptive** as the paradigm shift in the flow of information and assets that occurred in the early 2000s.
- Next-generation blockchains leverage PoS consensus mechanisms that allow token holders, like BTCS, to participate in the network by **staking** digital assets to validate transactions on a blockchain and earn rewards.

Blockchain Use Cases & Disruption

BTCS powers the infrastructure that serves as the **backbone of Web 3.0**

- Decentralized finance (**DeFi**), Non-fungible tokens (**NFTs**), and the **Metaverse** utilize smart contract based blockchains.
- **Proof-of-Stake (PoS)** based blockchain infrastructures such as Ethereum provide an energy efficient alternative to **Proof-of-Work (PoW)** based blockchains such as Bitcoin.
- Compared to PoS chains, **Delegated Proof-of-Stake (DPoS)** chains like Cosmos, Polkadot and Cardano enable asset leveraging - a component BTCS plans on integrating into its non-custodial Staking-as-a-Service feature that is being developed.



Digital Currency
E-commerce
Global Payments
Remittance
P2P Lending
Microfinance
Finance
Digital Rights
Escrow
Wagers
DeFi
Securities
Equity
Private Markets
Debt
Crowdfunding
Derivatives
Record Keeping
NFTs
Title Records
Healthcare
Voting

* The views above reflect solely the opinions of BTCS and its management.

Corporate Overview

BTCS Business Model

Blockchain Infrastructure Solutions

- BTCS secures disruptive next-generation PoS blockchains that can power **DeFi, NFT, and Metaverse ecosystems**.
- We **earn revenue** by staking our digital assets and running nodes 24/7, actively validating transactions on PoS blockchains.
- BTCS invests in building the **technical infrastructure** of validator nodes on leading blockchains.



bitcoin
CARDANO
Polkadot
SOLANA
ethereum
COSMOS
BTCS
polygon
Algorand

Digital Asset Platform

- BTCS is developing a Digital Asset Platform designed to provide users a **one-stop-shop dashboard** to consolidate crypto portfolios across multiple exchanges, track cumulative performance, and provide data insights to users.
- The Platform should attract users and provide simple ability to **delegate** user tokens to BTCS run validator nodes, boosting revenue growth through scale.
- BTCS will receive a percentage of token holders staking rewards as a validator node **pool operator fee**.



Staking Overview

What is Staking?

- Staking cryptocurrencies is a process that involves committing crypto assets to support and validate transactions on a blockchain network, **earning rewards** for successful verification of transactions.
- Staking can be compared to posting collateral or **locking-up** assets in a bank account, for a designated short-term period, and earning interest while the assets are locked up.
- Rewards are earned as staked digital assets are selected to **validate transactions** on the blockchain while locked-up. The more crypto that is staked, the better the odds are that your holdings will be selected as validators.



BTCS
Distributed Ledger

Proof-of-Stake
(Staking)

- Environmentally Friendly
- More Decentralized
- Higher Transaction Throughput
- Highly Scalable Hardware-Lite Business Model

Delegated Proof-of-Stake
(Validator Node Operation)

- Asset Leveraging
- Non-custodial
- Low Cost / Low Risk
- Scalable Revenue and Asset Growth
- Increased Probability of Rewards

Node Operator Earns Percentage of Delegated Rewards

Understanding Consensus Mechanisms* – PoW vs. PoS

MARATHON DIGITAL HOLDINGS | RIOT

Proof-of-Work
(i.e. Bitcoin)

Capital Allocation

ASIC miners (computers) purchased have **$0** residual value at end-of-life.

Expensive data centers and high electricity costs are required to operate.

Mining Pools or Validator Nodes

Pool operators run validator nodes and pool ASIC computing power to secure network.

Pool operators typically charge miners **1-3% fees**.

Transaction Validation

Pooled ASICs solve complex cryptographic puzzles and transactions are validated and permanently written to blockchain by nodes.

Rewards

Pools distribute crypto rewards to pool participants based on computing power.

Delegated Proof-of-Stake
(next-generation blockchains)

Capital Allocation

Crypto purchased has **high upside potential** and an **indefinite life**.

Tokens held by Validator Operators

Token Holders **Staking**

Mining Pools or Validator Nodes

Token holders stake their crypto to validator nodes and pool resources.

Validator operators run nodes 24/7 and stay current with tech updates.

Validator operators receive **5-10% avg. fees** on all tokens staked to node.

Transaction Validation

Validator nodes are selected to validate transactions on blockchain.

Rewards

Network typically distribute rewards net of validator fees directly to token holders.

At the heart of BTCS' planned Staking-as-a-Service platform is **asset leveraging** through validator node operation and a modern UI experience with integrated data analytics.

* For illustrative purposes. PoS blockchains typically have differences in how their consensus mechanisms work. For instance, Ethereum's beacon chain is not delegated PoS, its just PoS and does not natively allow for delegation and asset leveraging.

Digital Asset Holdings

+930% increase in fair market value of digital holdings year-over-year as of December 31, 2021.

BTCS Holdings*

ethereum	8,097 ETH
bitcoin	90 BTC
Polkadot.	8,032 DOT
SOLANA	4,787 SOL
CARDANO	257,757 ADA
COSMOS	3,072 ATOM
Tezos	24,504 XTZ
AVALANCHE	2,072 AVAX
KUSAMA	374 KSM
Terra	3,584 LUNA
polygon	67,114 MATIC
Algorand	50,681 ALGO

Fair Market Value of Digital Assets



ETH** BTC ADA** XTZ** SOL KSM LUNA MATIC AVAX** DOT ALGO ATOM**
$50m
$45m
$40m
$35m
$30m
$25m
$20m
$15m
$10m
$5m
$0m
U.S. GAAP requires us to carry our digital assets at their lowest value since acquisition.
As of 12/31/2021 the balance sheet value of our digital assets was $12.3 million.*
5,000% CAGR***
$0.46m
$0.51m
$0.49m
$1.25m
$1.84m
$4.15m
$20.37m
$21.73m
$30.20m
$36.45m
19Q3
19Q4
20Q1
20Q2
20Q3
20Q4
21Q1
21Q2
21Q3
21Q4*

* As of 12/31/2021 and rounded to nearest whole number. ** Substantially all staked.
*** Increase is a result of both additional investment and increase in the fair market value of crypto.

BTCS

Blockchains Secured by BTCS

ETHEREUM
More scalable.
More secure.
More sustainable.

TEZOS
Security focused.
Upgradeable.
Built to last.

COSMOS
The internet of blockchains.

AVALANCHE
Blazingly fast, low cost, & eco-friendly.

POLYGON
Bringing the world to Ethereum.

POLKADOT
Decentralized Web 3.0 blockchain.

KUSAMA
Polkadot's canary network.

SOLANA
Build crypto apps that scale.

TERRA
Programmable money for the Internet.

CARDANO
Making the world work better for all.

Other blockchains are in development as part of our expanding blockchain infrastructure strategy.

For more details on each respective blockchain, visit our website at https://www.btcs.com

Building an Integrated Platform

BTCS is developing a **Digital Asset Platform** designed to provide users a **one-stop-shop dashboard** to consolidate crypto portfolios across multiple exchanges, track cumulative performance, and provide data insights to users while encouraging delegation of user tokens to BTCS run validator nodes, **boosting revenue** growth through scale.

GEMINI
BINANCE
FTX US
Bitstamp
kraken
BITTREX
coinbase


STAKED TOKENS

- Consolidate crypto position data
- Evaluate performance
- Evaluate portfolio of staked tokens and rewards

Our Digital Asset Dashboard (beta) - https://analytics.btcs.com

Current Platform



Transactions
Cryptocurrencies
Exchanges
Sort by Date
Received BTC
Gemini
0.00728 BTC
Amount
Sold BTC
Bought ETH
Bought LTC
Dashboard
Transactions
Reports
Settings
Performance Over Time (%)
$846,657.08 USD
+ $169,331.42(20.00%)
Performance
60
40
20
0
-20
9/20
10/20
11/20
12/20
1/21
2/21
3/21
4/21
5/21
6/21
7/21
8/21
Asset Allocation
$846,657.08 USD
+ $169,331.42(20.00%)
Add Exchange
Asset Allocation
LTC
USD
ETH
ZEC
USDT
ADA
XTZ
ATOM
Capital Gains Report
Gain Type
Realized Gains
Unrealized Gains
Calculation Method
FIFO
LIFO
CRYPTO
GAIN $
BTC
$ 10,123.45
ETH
$ 547.51
KSM
$ 71,256.64
LTC
$ 15.89
Add Exchange
Select exchange
Gemini
Bitstamp
Kraken
Binance.US
Bittrex
FTX-US
Can't find your exchange?
Do not see your exchange? We are constantly adding new exchanges. Please let us know which exchange you would like us to add.
your exchange

BTCS

Features Under Development / Preview



BTCS Analytics
Dashboard
Analytics
Transactions
Reports
Staking
Log out
Tokens
Portfolio
Cardano
Cardano is a blockchain platform for changemakers, innovators, and visionaries
Read more
Polkadot
Polkadot is a platform that allows diverse blockchains to transfer messages, including value
Read more
Kusama
Kusama is a public blockchain network that is running the exact same codebase as Polkadot
Read more
Solana
Solana is a decentralized blockchain built to enable scalable, user-friendly apps for the world
Read more
Tezos
Avalanche
Avalanche is the fastest smart contracts platform in the blockchain industry
Read more
$21,945.17
Avalanche
What Is Avalanche (AVAX)?
How to Stake with BTCS
step 1
step 2
step 3
More coins
Cardano
Polkadot
Kusama
View Currency
$ 2.08
$19,291
Performance
Staking - APY History
1 Day
7 Days
30 Days
1 Year
Price vs Fiat
Cardano
$24,500
Cardano: Staking Rewards over Time

A Value Play Amongst Peers*

We believe BTCS Inc. is **undervalued** compared to its peers.

Company Name	Stock Price 3/11/2022	Market Cap	Price / Cash & Crypto
Bitcoin Mining Focused:			
Marathon Digital Holdings, Inc.	$22.49	$2,317m	5.7x
Riot Blockchain, Inc.	$15.14	$1,472m	9.2x
CleanSpark, Inc.	$9.93	$412m	11.6x
		Average	**8.8x**
Next-Generation Blockchain Focused:			
Tokens.com	$0.82	$61m	3.0x
Neptune Digital Assets Corp.	$0.30	$37m	1.4x
		Average	**2.2x**
BTCS	**$3.34**	**$42m**	**1.1X**

* This slide is for illustrative purposes only. Some of these metrics may be as of dates other than December 31st. The disparity in market cap, price/(cash&crypto) and/or price/book may be greater or lesser due to many factors. BTCS Inc. metrics are based on unaudited MD&A disclosures in December 31, 2021 audited financials, all comparable financial information is obtained from public filings and if U.S. listed from most recent Form 10-K or Form 10-Q, and not updated for any information filed in subsequent 8Ks or other filings. If either crypto holdings or the fair market value of crypto holdings was not disclosed, then the value of crypto holdings as set forth on the balance sheet was used. Market caps are based on stock prices as of December 31, 2021.

Management



Charles Allen
CEO and Chairman of the Board

Charles has been involved in the blockchain industry since its earliest days. Since joining BTCS in 2013, he has leveraged his extensive experience in business strategy, investment banking, and capital markets transactions to develop and lead the Company's evolving business model. Charles began his career as an engineer in the telecom industry and brings a balance of business and financial leadership as well as technical proficiency to the BTCS team. Prior to joining BTCS he worked domestically and internationally on projects in technology, media, natural resources, logistics, medical services and financial services. Highlights include Managing Director at RK Equity Capital Markets LLC, Managing Director at TriPoint Global Equities, LLC, and Managing Director at Broadband Capital Management LLC, all boutique investment banks focused on advising and raising capital for small and mid size companies. He received a B.S. in Mechanical Engineering from Lehigh University and a M.B.A. from the Mason School of Business at the College of William & Mary.



Michael Prevoznik
CFO

Michael Prevoznik has worked for PricewaterhouseCoopers LLP for over nine years prior to joining BTCS, specializing in investment company audits for leading asset managers in the financial services industry. Michael is a Certified Public Accountant licensed in the state of Pennsylvania. He received a B.S. in Business Administration as well as a Master of Accountancy from the Grossman School of Business at the University of Vermont.



Michal Handerhan
COO and Director

A co-founder of BTCS, Michal supports both our business and research and development strategies, and has played a key role in the Company's ability to capitalize on the rapidly expanding opportunity in the blockchain space. From February 2011 through February 2014 he served as an independent IT and web services consultant to the National Aeronautics and Space Administration (NASA). From October 2005 until February 2014 Michal was the President and CEO of Meesha Media Group, LLC, which provided high-definition video production services, Web 2.0 development, database management, and social media solutions. From March 2002 through October 2006 he served as a team leader for NASA in their Peer Review Services group. Prior to NASA Peer Review Services Michal served as the web developer for Folio Investments. He received B.S. in Computer Science from Czech Technical University.



Manish Paranjape
CTO

Manish has more than 25 years of experience with demonstrated success in technology leadership, strategy, designing, architecting, and implementing large-scale global projects for a wide variety of business areas such as blockchain, banking, e-commerce, fulfillment, analytics, and mobile applications. Previously, Manish was VP of Technology and Research at Corra, a leading digital commerce agency. Before joining Corra, Manish was CTO of REGARD, where he was integral to the development of GoGoin, a global digital currency payment gateway for e-commerce merchants. He received a Bachelor of Engineering degree from Nagpur University.

Independent Directors



David Garrity

Director

David has over 30 years' experience in the financial services industry. He has held senior roles including CFO and board of director positions for both publicly-held and private companies, and has extensive experience in several disciplines including operating, advisory and research, and is CEO of New York City-based consulting firm, GVA Research. He is President of BTblock, an emerging technology & cybersecurity consultancy firm, and currently serves as the Independent Director of EncrypGen. During 2008 and 2009, David served as CFO and a director at Interclick, Inc., a publicly-held behavioral targeting internet advertising network. From June 2011 to May 2013, he was Chief Financial Officer of Aspen Group, Inc., a publicly-held online for-profit university. From May through October 2013, he was Executive Vice President Corporate Development for Aspen Group, Inc. and from February 2017 through January 2018 he was acting CFO of Mutualink, Inc.



Charlie Lee

Director

Charlie Lee is the creator of Litecoin and the Managing Director of the Litecoin Foundation. He attended The Massachusetts Institute of Technology where he graduated in 2000 with a Bachelors and Masters degree in Electrical Engineering and Computer Science. Prior to creating Litecoin, Charlie was a Software Engineer at Google. In 2011, he created Litecoin in an effort to improve upon Bitcoin's high fees, slower transaction times, and scalability issues. Charlie went on to work for Coinbase where he became Director of Engineering before leaving the company in 2017 to focus on supporting the development of Litecoin full time.



Carol Van Cleef

Director

Carol R. Van Cleef is an internationally recognized authority on and pioneer in legal issues involving cryptocurrencies and blockchain technology, Ms. Van Cleef is Chair of the Blockchain and Digital Assets practice at Bradley Arant Boult Cummings LLP. With a focus on regulatory, compliance, and enforcement matters, Ms. Van Cleef has built a global reputation as a leading attorney, counsellor and problem solver working extensively across the financial services industry and throughout the cryptocurrency and blockchain communities. She represents virtual currency exchanges, blockchain developers, NFT creators and platforms, and various types of financial services and fintech companies. In addition to her legal practice, Ms. Van Cleef serves as CEO of Luminous Group, a blockchain technology, growth advisory and risk management solutions company that also develops and delivers anti-money laundering and sanctions compliance training through the AML Training Institute. She also serves as an advisor to a number of early-stage companies in fintech and blockchain-related technologies. Ms Van Cleef is a graduate of Georgetown University, School of Foreign Service (B.S.F.S) and received a Juris Doctor from the Washington College of Law, American University. She is also a Certified Anti-Money Laundering Specialist (CAMS).

BTCS

Key Service Providers

EQUITY STOCK TRANSFER	Transfer Agent
Nason Yeager Gerson Harris & Fumero, P.A. Attorneys at Law | Est. 1960	Legal Counsel
RBSM LLP Accountants & Advisors	Auditor

Contact Us

Charles Allen

202-430-6576 (IR #)

ir@btcs.com

www.btcs.com

Mercy Chikowore

Media Requests

803-347-6905

mercy@mercyc.com


bitcoin
CARDANO
ethereum
COSMOS
BTCS
Polkadot.
SOLANA
polygon
Algorand

Appendix
Blockchain 101

BTCS

Blockchains Explained

Blockchains are decentralized digital ledgers that record and enable secure peer-to-peer transactions without third party intermediaries.

CURRENT TECHNOLOGIES

(Centralized Systems)

Trust / consensus entrusted to third party intermediaries.


Susceptible to manipulation and corruption
•
Legacy systems consistently hacked

BLOCKCHAINS

(Distributed Systems)

Trust / consensus built into the Blockchain network and secured by cryptography.


Governed by computer code
•
Secured by cryptography
•
Never been hacked[1]

1. Refers to Bitcoin and Ethereum blockchains.

Blockchain Ledger

- A blockchain ledger is a distributed ledger maintained by a network of computer nodes that verify and validate transactions.

Traditional System



Centralized System with Stored Ledger

Blockchain System



Distributed System with Distributed Ledger

- All transactions on a blockchain can be viewed through blockchain explores which read and display the public data.
- An explorer allows you to look up a wallet address and view all its transactions on the public blockchain. Example below:


Etherscan
The Ethereum Block Explorer
LOGIN
Search by Address / Txhash / Block / Token / Ens
GO
HOME
BLOCKCHAIN
TOKENS
RESOURCES
MORE
Transactions
Home / Transactions
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More than > 296266636 transactions found (showing the last 500k records)
First
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Page 1 of 10000
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Last

TxHash	Block	Age	From	To	Value	[TxFee]
0x3cf36945ae87b21...	6192835	22 secs ago	0xb59f870aea8851e...	0x85350b905ad9eb...	0.003 Ether	0.00006037
0x9217a9a5496bb2...	6192835	22 secs ago	0xa52105ed7b0a44...	0x7346ff45608b03a...	0.01 Ether	0.00006037
0x4a625e468cc5f1a...	6192835	22 secs ago	0x362e8b24990350...	UcashToken	0 Ether	0.00010432
0xc347be366bc91b...	6192835	22 secs ago	0x20fc0d54ce82f61...	0x003ffefefbc4a6f3...	0 Ether	0.00029908
0x2b05d52cc6c9bc...	6192835	22 secs ago	WaterholePool	0xe124eb3c15a70d...	0.737706152 Ether	0.000063
0xf21be432448fb9e...	6192835	22 secs ago	0x9d872d59c32143...	0x088dfd01e4e279...	0 Ether	0.00025147
0xd7509e070af4888...	6192835	22 secs ago	0xaaa5162543da8f3...	0x088dfd01e4e279...	0 Ether	0.00025147
0x822bcd4e9825b3...	6192835	22 secs ago	0x5f30f12c2e5812c...	0x088dfd01e4e279...	0 Ether	0.00025147
0xce11cab242b353...	6192835	22 secs ago	0xe9f019f88444d4a...	0x088dfd01e4e279...	0 Ether	0.00025147

How Blockchains Work


A transaction is request
The transaction is broadcasted to a peer-to-peer (P2P) network that consists of computers (otherwise known as nodes)
The network of nodes uses consensus algorithms to validate the transaction
A verified transaction can involve cryptocurrency, contracts, records or other information
The transaction is combined with other transactions, once verified, to create a new block of data for the ledger
The new block is added to the existing blockchain ledger (which is permanent and unalterable)
The transaction is complete

Consensus Mechanisms to Secure Blockchains

The key difference between PoW and PoS is the consensus algorithm used by the network nodes.

Proof of Work VS Proof of Stake

Proof of Work



Mining capacity depends on computational power



Miners receive block rewards to solve a cryptographic puzzle


51%

Hackers would need to have a computer more powerful than 51% of the network to add a malicious block, leading to 51% attack



Uses a lot of electricity

Proof of Stake



Validating capacity depends on the stake in the network


%

Validators do not receive a block reward, instead, they collect transaction fees as reward


51%

Hacker would need to own 51% of all the cryptocurrency on the network, which is practically impossible and therefore, makes 51% attacks impossible



Requires less energy

Node: A physical server that hosts the entire blockchain ledger, validates transactions, and writes new blocks to the blockchain.

Blockchain Protocols Value Proposition

Blockchain protocols represent the next-generation of internet technology.


Web 1.0 & 2.0
Information Exchange Era
1995 <
Business Logic,
User Interface & Experience
Companies:
YAHOO!
facebook
AOL
amazon
NETFLIX
airbnb
twitter
Google
LinkedIn
Microsoft
ebay
Expedia
Alibaba.com
Internet Protocols
TCP/IP
Web 3.0
Value Exchange Era
2008 <
User Interface & Experience
Companies
Business Logic
Blockchain Protocols
bitcoin
ethereum
EOS
golem
IOTA
Filecoin
STORJ.IO
BitTorrent
Internet Protocols
TCP/IP

- Compared to Web 1.0/2.0, Web 3.0 blockchain protocols handle business logic. As a result, the execution of business logic migrates from applications to their underlying blockchain protocols.
- Historically large incumbent tech companies have monetized business logic and therefore value capture should shift from applications to the underlying blockchain protocols.
- Our treasury management efforts are focused on disruptive blockchain protocol layers.

* The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management.

Internet vs. Blockchain Technology Stacks*

	Internet	Blockchain
Technology Overview	Stateless Protocol → Unable to store data	Stateful Protocol → Able to both transmit and store data
Application Layer	World Wide Web Email Video Streaming Cloud Applications Social Media	Crypto Currencies Identity Management Smart Contracts Health Care Records Governance
Protocol Layer	IP v4/v6, TCP, UDP, HTTP, SMTP, IMAP, RTP, FTP, DNS, RTMP	Bitcoin, Ethereum, Polkadot, Litecoin, EOS, Cardano, Chainlink, Cosmos, Stellar
Infrastructure Layer	Network Hardware, Internet Service Providers, Storage etc.	Mining Servers, Pools, Blockchain Nodes

* For illustration purposes only, i.e. simplification of technology stacks.

BTCS

Blockchain Use Case #1: Crypto Currency

In transitioning to our current monetary system, control of our assets has been yielded to trusted intermediaries that often fail.

	BARTER Before 600BC	GOLD, SILVER 600BC - present	FIAT C806 - present	CREDIT CARDS, ELECTRONIC BANKING C1950 - present	CRYPTO CURRENCIES C2009 - present
Free of 3rd party to facilitate trade and ownership	Yes	Yes	No	No	Yes
Government Issued*	No	No	Yes	Yes**	No
Secure (Counterfeiting)					
Scarce (Predictable Supply)					

Poor ⟷ Excellent

The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management.
* Central Bank Digital Currencies are excluded from above table.
** Credit cards and electronic banking are typically based on government issued currency.

Blockchain Use Case #2: Securities

Blockchains have the potential to remove middleman, lower asset exchange fees, and reduce instability of securities markets.

Current Process | Blockchain Based



Shareholders
Trading
Clearing
Settlement
Custody, Asset Servicing, and Registry
Buyer
Seller
EXCHANGE
CLEARING HOUSE
SETTLEMENT PROCESS
CENTRAL SECURITIES DEPOSITORY, SHARE REGISTRAR
Corporations
Buyer
Seller
Exchange and Post-Trade Blockchain Based Infrastructure
Corporations

Issues:

- Highly complex and fragmented.
- Tasks often duplicated.
- Expensive and time consuming settlement.
- Shares are held in "Street Name", therefor corporations often don't know who their shareholders are.

Benefits:

- Streamlined process.
- Middleman can be eliminated.
- Potentially lower fees.
- Increased transparency.
- Direct communication possible between corporations and shareholders.

* For illustration purposes only, i.e. simplification of process.

Blockchains are in "1st Inning"



First 10 Years
10 – 20 Years
20 – 30 Years
Internet Timeline
1969
First Message Transferred
Email Invented
1972
TCP/IP Protocols Adopted
1983
1984
Limited DNS Established
World Wide Web Created
1989
1991
Internet Open To Public
1994
YAHOO!
amazon.com
Netscape
1995
ebay
Java
AOL
1999
Google
myspace.
napster.
Commercialization Begins



Blockchain Timeline
2008
Bitcoin Blockchain White Paper Published
First Bitcoin Transaction
2009
2011
Bitcoin Reaches Parity With U.S. Dollar
Ethereum White Paper Published (Smart Contracts)
2014
2015
Ethereum Initial Release
Smart Contract Era Begins (ICOs, DApps, etc.)
2017
2018
Corporations Working on Blockchain Ledgers:
Walmart
Microsoft
IBM
Bitcoin Market Cap Reaches $500B
2020
2021
Tesla Buys $1.5B Bitcoin
Commercialization Begins

- The internet took 20 years to transition from proof of concept to mass adoption. Smart contract blockchain technologies are in their first 6 years of deployment and may take at least 15 years to be applied across multiple industries.*
- Bitcoin is a great proof of concept for blockchain technology, similar to the internet prior to its mass commercialization.

* For illustration purposes only, i.e. simplification of timeline.